UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 17, 2003

                                 ADE CORPORATION
             (Exact name of registrant as specified in its charter)

   Massachusetts                 0-26714              04-2441829
   -------------                 -------              ----------
(State or other jurisdiction    (Commission           (IRS Employer
 of incorporation)              File Number)        Identification No.)

                                  80 Wilson Way
                          Westwood, Massachusetts 02090
         ------------------------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (781) 467-3500
              ---------------------------------------------------
              (Registrant's telephone number, including area code)






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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

ADE Corporation hereby furnishes the following exhibit:

Exhibit No.       Item

99.1              Fourth Quarter 2003 Earnings Release dated June 17, 2003.


Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition).

         The following information and Exhibit 99.1 are furnished pursuant to
Item 12, "Results of Operations and Financial Condition" and are included under this Item 9 in accordance with SEC Release No. 33-8216.

         On June 17, 2003, ADE Corporation issued a press release reporting its financial results for the year ended April 30, 2003. The press release is attached hereto as Exhibit 99.1.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Fourth Quarter 2003 Earnings Release dated June 17, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          ADE CORPORATION





                          By:  /s/ Brian C. James
                               -------------------------------------------------
                               Brian C. James
                               Executive Vice President, Treasurer and Chief Financial Officer



Date:   June 17, 2003